Exhibit 99.1
Form 4 Joint Filer Information

Name:	Frazier Healthcare V, LP
Address:	601 Union Street, Suite 3200
Seattle, WA 98101

Designated Filer:	FHM IV, LP

Issuer & Ticker Symbol:	Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:	February 26, 2008

Frazier Healthcare V, LP By: FHM V, LP, its General Partner By: FHM V, LLC, its General Partner

By:	/s/ Thomas S. Hodge
Thomas S. Hodge, Chief Operating Officer

Name:	FHM V, LP
Address:	601 Union Street, Suite 3200
Seattle, WA 98101

Designated Filer:	FHM IV, LP

Issuer & Ticker Symbol:	Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:	February 26, 2008

FHM V, LP By: FHM V, LLC, its General Partner

By:	/s/ Thomas S. Hodge
Thomas S. Hodge, Chief Operating Officer

Name:	FHM V, LLC
Address:	601 Union Street, Suite 3200
Seattle, WA 98101

Designated Filer:	FHM IV, LP

Issuer & Ticker Symbol:	Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:	February 26, 2008

FHM V, LLC

By:	/s/ Thomas S. Hodge
Thomas S. Hodge, Chief Operating Officer

Name:	Frazier Healthcare IV, LP
Address:	601 Union Street, Suite 3200, Seattle, WA 98101

Designated Filer:	FHM IV, LP

Issuer & Ticker Symbol:	Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:	February 26, 2008

Frazier Healthcare IV, LP By: FHM IV, LP, its General Partner By: FHM IV, LLC, its General Partner

By:	/s/ Thomas S. Hodge
Thomas S. Hodge, Chief Operating Officer

Name:	Frazier Affiliates IV, LP
Address:	601 Union Street, Suite 3200, Seattle, WA 98101

Designated Filer:	FHM IV, LP

Issuer & Ticker Symbol:	Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:	February 26, 2008

Frazier Affiliates IV, LP By: FHM IV, LP, its General Partner By: FHM IV, LLC, its General Partner

By:	/s/ Thomas S. Hodge
Thomas S. Hodge, Chief Operating Officer

Name:	FHM IV, LP

Address:	601 Union Street, Suite 3200, Seattle, WA 98101

Designated Filer:	FHM IV, LP

Issuer & Ticker Symbol:	Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:	February 26, 2008

FHM IV, LP By: FHM IV, LLC, its General Partner

By:	/s/ Thomas S. Hodge
Thomas S. Hodge, Chief Operating Officer